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Exhibit 10.18

WAIVER, CONSENT AND AGREEMENT

        THIS WAIVER, CONSENT AND AGREEMENT IS MADE BY AND BETWEEN Computer Associates International, Inc., a Delaware corporation ("CAI") and ACCPAC International,  Inc., a Delaware corporation ("ACCPAC").

        Whereas, ACCPAC is a majority owned subsidiary of CAI;

        Whereas, ACCPAC and CAI are parties to certain agreements and arrangements (such agreements and arrangements, excluding that certain Promissory Note dated July 14, 2000 and amendments thereto, are hereinafter referred to as the "INTERCOMPANY OBLIGATIONS") pursuant to which, among other things, each is obligated to make certain payments to the other; and

        Whereas, each of ACCPAC and CAI makes provision in its financial records reflecting the net amount of the Intercompany Obligations.

        Now, therefore, the parties agree as follows:

1.
If, as of the closing date of the initial public offering of shares of ACCPAC's common stock which occurs prior to December 31, 2003, (the "IPO CLOSING DATE"), the net amount of the Intercompany Obligations is an amount payable to CAI by ACCPAC, CAI hereby forever waives any right to payment of any Intercompany Obligations shown in ACCPAC's financial records which are not shown in CAI's financial records.

2.
The amount of Intercompany Obligations which CAI is waiving hereby will be subject to final determination on the IPO CLOSING DATE. As of September 30, 2002, the amount of Intercompany Obligations shown in CAI's financial records is $879,873.

3.
ACCPAC will remit to CAI any amounts payable to CAI under the Intercompany Obligations as of the IPO Closing Date, less the amount waived in accordance with Paragraph 1 hereof, within 90 days following the IPO Closing Date.

4.
The waiver set forth in Paragraph 1 hereof shall not affect any other obligations between ACCPAC and CAI.

        IN WITNESS WHEREOF, the parties have caused this Waiver, Consent and Agreement to be executed on their behalf by the undersigned on November 13, 2002.

COMPUTER ASSOCIATES INTERNATIONAL, INC.		ACCPAC INTERNATIONAL, INC.
By:	/s/ DAVID RIVARD	By:	/s/ DONNAT LETTMAN
Name:	David Rivard	Name:	Donnat Lettman
Title:	Vice President—CAI	Title:	Chief Financial Officer

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  Exhibit 10.18
WAIVER, CONSENT AND AGREEMENT